CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris II Variable Annuity for Variable Separate Account of SunAmerica Annuity and Life Assurance Company of our report dated April 25, 2012, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011. We also consent to the incorporation by reference in such Registration Statement of our report dated April 25, 2012, relating to the statements of assets and liabilities, including the schedules of portfolio investments, of Variable Separate Account at December 31, 2011, the related statements of operations for the year then ended, and the related statements of changes in net assets for the periods indicated in each of the two years then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated April 25, 2012, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2011 and 2010, the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2011. We also consent to the incorporation by reference in such Registration Statement of our report dated February 23, 2012, except with respect to our opinion on the consolidated financial statements insofar as it relates to changes in the presentation of segment information, the effects of the adoption of the accounting standard relating to accounting for acquisition costs associated with acquiring or renewing insurance contracts, and the effects of the adoption of the accounting standard related to the presentation of comprehensive income discussed in Note 1, as to which the date is May 4, 2012, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in American International Group, Inc.’s Current Report on Form 8-K dated May 4, 2012. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
July 13, 2012

CONSENT OF INDEPENDENT ACCOUNTANTS
We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris II Variable Annuity for Variable Separate Account of the SunAmerica Annuity and Life Assurance Company of our report dated 24 February 2012 relating to the consolidated financial statements of AIA Group Limited which appears in American International Group’s Amendment No. 1 on Form 10-K/A. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers
Hong Kong
13 July 2012